UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2023

SYLVAMO CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-40718

Delaware	86-2596371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6077 Primacy Parkway, Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 519-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	SLVM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Sylvamo Corporation (the “Company”) held its annual meeting of shareowners on May 15, 2023.

(b)

Of the 42,560,217 shares outstanding on the record date and entitled to vote at the meeting, 34,871,331 shares were present at the meeting in person or by proxy, constituting a quorum of eighty-two percent (82%). The shareowners of the Company’s common stock considered and voted at the meeting upon the three Company proposals listed below. This report discloses the final voting results for the meeting.

Proposal 1 – Elect eleven director nominees to our board of directors

The Company’s shareowners elected each of the individuals listed below as directors to serve until the next annual meeting of the Company and until their successors have been duly elected and qualified, or their earlier resignation.

Directors	For	Against	Abstain	Broker Non-Votes
Jean-Michel Ribiéras	29,472,168	1,524,196	37,402	3,837,564
Stan Askren	30,785,679	209,177	38,910	3,837,564
Christine S. Breves	30,811,970	184,590	37,206	3,837,564
Jeanmarie Desmond	30,597,038	399,490	37,238	3,837,564
Liz Gottung	30,537,564	475,909	20,293	3,837,564
Joia M. Johnson	30,618,832	376,927	38,007	3,837,564
Karl L. Meyers	30,862,511	81,457	89,798	3,837,564
David Petratis	30,466,802	527,712	39,252	3,837,564
J. Paul Rollinson	30,788,006	206,602	39,158	3,837,564
Mark W. Wilde	30,868,850	74,286	90,630	3,837,564
James P. Zallie	30,796,610	197,419	39,737	3,837,564

Proposal 2 – Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2023

The Company’s shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
34,716,060	129,005	26,266	—

Proposal 3 – Approve on a non-binding advisory basis the compensation of the Company’s named executive officers (“NEOs”)

The Company’s shareowners approved the compensation of the Company’s NEOs on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
30,364,452	603,944	65,370	3,837,564

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sylvamo Corporation

Date: May 16, 2023		/s/ Matthew L. Barron
	Name:	Matthew L. Barron
	Title:	Senior Vice President and General Counsel